Exhibit 32.2


          Certification of Nevada Classic Thoroughbreds, Inc.
        pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada Classic Thoroughbreds, Inc., a Nevada corporation (the "Company"), does hereby certify that:


1. The Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 19, 2007


                               By:  /s/ Brad Brimhall
                               ----------------------------------
                               Brad Brimhall
                               Chief Accounting Officer / Acting
                                  Chief Financial Officer